                                                                                                                       Exhibit 99.1


                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                 Three-Months Ended March 31, 2005
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Net sales                     $    113      $      3       $     11        $      8        $      -       $      -       $     135
Cost of goods sold                  90             2              8               6               -              -             106
                             -----------------------------------------------------------------------------------------------------
    Gross Profit                    23             1              3               2               -              -              29

MAT expense                          9             1              2               1               -              -              13
                             ------------------------------------------------------------------------------------------------------
    Operating Income                14             -              1               1               -              -              16

Interest income                      -             -              -               -               1              -               1
Other income                         1             -              -               -               1              -               2
                             ------------------------------------------------------------------------------------------------------
    EBIT                            15             -              1               1               2              -              19

Interest expense                     6             -              -               -               -              -               6
                             -----------------------------------------------------------------------------------------------------
    Income Before Taxes              9             -              1               1               2              -              13

Income tax expense                   4             -              -               -               -              -               4
                             ------------------------------------------------------------------------------------------------------
   Net Income                 $      5      $      -       $      1        $      1        $      2       $      -       $       9
                             ======================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Operations
                                                 Three-Months Ended March 31, 2004
                                                       (in Millions and USD)


                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Net sales                     $     98      $      3       $      3        $      7        $      -       $      -       $     111
Cost of goods sold                  79             2              3               6               -              -              90
                             ------------------------------------------------------------------------------------------------------
    Gross Profit                    19             1              -               1               -              -              21

MAT expense                          9             1              1               1               -              -              12
                             ------------------------------------------------------------------------------------------------------
    Operating Income (Loss)         10             -             (1)              -               -              -               9

Interest income                      -             -              -               -               1              -               1
Other income                         1             -              -               1               -              -               2
Loss on Debt Modification          (15)            -              -               -               -              -             (15)
                             ------------------------------------------------------------------------------------------------------
    EBIT                            (4)            -             (1)              1               1              -              (3)

Interest expense                     8             -              -               -               -              -               8
                             ------------------------------------------------------------------------------------------------------
    Income (Loss) Before
     Taxes                         (12)            -             (1)              1               1              -             (11)

Income tax benefit                  (4)            -              -               -               -              -              (4)
                             ------------------------------------------------------------------------------------------------------
   Net Income (Loss)          $     (8)     $      -       $     (1)       $      1        $      1       $      -       $      (7)
                             ======================================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of March 31, 2005
                                                       (in Millions and USD)


                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents     $     13      $      -       $      4        $      2        $      -       $      -       $      19
Trade and notes receivable,
 net                                64             2              2               3               -              -              71
Miscellaneous receivables           20             -              -               1               9             (1)             29
Inventories                         36             3              3               9               -              -              51
Prepaid expenses                     2             -              1               -               -              -               3
Current deferred taxes               1             -              -               -               -              -               1
                             ------------------------------------------------------------------------------------------------------
    Total Current Assets           136             5             10              15               9             (1)            174

Investments in affiliates          276             -              -               -             145           (185)            236
Property, plant and
 equipment, net                     50             -             36               2               -              -              88
Intangible assets, net               -             4              7               1               -              -              12
Other assets                        19             -              -               5               1              -              25
                             ------------------------------------------------------------------------------------------------------
Total Assets                  $    481      $      9       $     53        $     23        $    155       $   (186)      $     535
                             ======================================================================================================

Current Liabilities:
Accounts payable              $     15      $      -       $      1        $      2        $      -       $      -       $      18
Accrued liabilities                 56             3              6               7               2             (2)             72
Short-term debt                      -             -              2               8               6            (16)              -
                             ------------------------------------------------------------------------------------------------------
    Total Current
     Liabilities                    71             3              9              17               8            (18)             90

Long-term debt                     270             -              -               1               -              -             271
Non-current deferred taxes           -             -              2               -               -              -               2
Postretirement liabilities           2             -              -               -               -              -               2
Other liabilities                    -             -              1               -               -              -               1
                             ------------------------------------------------------------------------------------------------------

Total Liabilities                  343             3             12              18               8            (18)            366

Shareholders' Equity               138             6             41               5             147           (168)            169
                             ------------------------------------------------------------------------------------------------------
Total Liabilities and
 Shareholders' Equity         $    481      $      9       $     53        $     23        $    155       $   (186)      $     535
                             ======================================================================================================

                                                       SESA and Subsidiaries
                                                  Statement of Financial Position
                                                        As of March 31, 2004
                                                       (in Millions and USD)

                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Current Assets:
Cash and cash equivalents     $     14      $      -       $      1        $      1        $      1       $      -       $      17
Trade and notes receivable,
 net                                57             2              1               1               -              -              61
Miscellaneous receivables           20             -              1               1              12             (7)             27
Inventories                         31             2              6              12               -              -              51
Prepaid expenses                     2             -              -               -               -              -               2
Current deferred taxes               2             -              -               -               -              -               2
                             ------------------------------------------------------------------------------------------------------
    Total Current Assets           126             4              9              15              13             (7)            160

Investments in affiliates          489             -              -               -             354           (621)            222
Property, plant and
 equipment, net                     49             -             30              13               -              -              92
Intangible assets, net               -             4             10              24               -              -              38
Other assets                        23             -              -               4               1              -              28
                             ------------------------------------------------------------------------------------------------------
Total Assets                  $    687      $      8       $     49        $     56        $    368       $   (628)      $     540
                             ======================================================================================================

Current Liabilities:
Accounts payable              $     11      $      -       $      2        $      2        $      -       $      -       $      15
Accrued liabilities                 81             2              3              13               3             (7)             95
Short-term debt                    218             1              1               4               2           (226)              -
                             ------------------------------------------------------------------------------------------------------
    Total Current
     Liabilities                   310             3              6              19               5           (233)            110

Long-term debt                     407             -              -               -               -              -             407
Non-current deferred taxes           -             -              2               3               -              -               5
Postretirement liabilities           3             -              -               -               -              -               3
Other liabilities                    -             -              3               4               -              -               7
                             ------------------------------------------------------------------------------------------------------

Total Liabilities                  720             3             11              26               5           (233)            532

Shareholders' Equity               (33)            5             38              30             363           (395)              8
                             ------------------------------------------------------------------------------------------------------
Total Liabilities and
 Shareholders' Equity         $    687      $      8       $     49        $     56        $    368       $   (628)      $     540
                             ======================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                 Three-Months Ended March 31, 2005
                                                       (in Millions and USD)


                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Operating Activities:
Net income                    $      5      $      -       $      1        $      1        $      2       $      -       $       9
Income and deferred taxes            4             -              -               -               -              -               4
Depreciation and
 amortization                        3             -              1               -               -              -               4
Accounts receivable                 16            (1)            (1)              3               -              -              17
Inventories                          2             -              2               2               -              -               6
Accounts payable                    (4)            -             (1)             (1)             (1)             -              (7)
Other assets and liabilities       (20)            -              -              (4)              -              -             (24)
                             ------------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                          6            (1)             2               1               1              -               9

Investing Activities:
Property, plant and
 equipment purchases                (1)            -             (1)              -               -              -              (2)
                             ------------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                         (1)            -             (1)              -               -              -              (2)

Financing Activities:
Net intercompany
 transactions                        -             1              1               -              (2)             -               -
                             ------------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Financing Activities                -             1              1               -              (2)             -               -
                             ------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                5             -              2               1              (1)             -               7

Cash and Cash Equivalents:
Beginning of period                  8             -              2               1               1              -              12
                             ------------------------------------------------------------------------------------------------------
End of period                 $     13      $      -       $      4        $      2        $      -       $      -       $      19
                             ======================================================================================================

                                                       SESA and Subsidiaries
                                                      Statement of Cash Flows
                                                 Three-Months Ended March 31, 2004
                                                       (in Millions and USD)


                                                                                                                       Consolidated
                              Entity 1      Entity 2       Entity 3        Entity 4        Entity 5     Eliminations       SESA
                             ------------------------------------------------------------------------------------------------------
Operating Activities:
Net income (loss)             $     (8)     $      -       $     (1)       $      1        $      1       $      -       $      (7)
Income and deferred taxes           (4)            -              -               -               -              -              (4)
Depreciation and
 amortization                        2             -              1               1               -              -               4
Restructuring expenses and
 other charges                      15             -              -               -               -              -              15
Accounts receivable                 12             -              4               2               -              -              18
Inventories                          3             -             (2)             (5)              -              -              (4)
Accounts payable                    (1)            -              -              (1)             (1)             -              (3)
Other assets and liabilities       (16)           (1)            (1)              2               -              -             (16)
                             ------------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Operations                          3            (1)             1               -               -              -               3

Investing Activities:
Property, plant and
 equipment purchases                 -             -             (1)              -               -              -              (1)
                             ------------------------------------------------------------------------------------------------------
Cash Used in Investing
 Activities                          -             -             (1)              -               -              -              (1)

Financing Activities:
Debt Issuance Costs                 (4)            -              -               -               -              -              (4)
Net intercompany
 transactions                        4             1              1              (1)              -              -               5
                             ------------------------------------------------------------------------------------------------------
Cash Provided by (Used in)
 Financing Activities                -             1              1              (1)              -              -               1

                             ------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 and Cash Equivalents                3             -              1              (1)              -              -               3

Cash and Cash Equivalents:
Beginning of period                 11             -              -               2               1              -               14
End of period                 $     14      $      -       $      1        $      1        $      1       $      -       $       17
                             ======================================================================================================